Accrued Liabilities (Details) - USD ($) $ in Thousands	Dec. 31, 2018	Dec. 31, 2017
Payables and Accruals [Abstract]
Interest including interest rate swaps	$ 23,083	$ 19,186
Voyage and vessel expenses	34,889	12,476
Payroll and benefits	5,950	3,900
Other general expenses	2,542	3,360
Income and other tax payable	1,864	1,335
Distributions payable on preferred units	6,425	5,500
Total	$ 74,753	$ 45,757